November 15, 2018

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Active Bond Fund
Touchstone Arbitrage Fund
Touchstone Emerging Markets Small Cap Fund
Touchstone High Yield Fund
Touchstone Impact Bond Fund
Touchstone Merger Arbitrage Fund
Touchstone Mid Cap Fund
Touchstone Mid Cap Value Fund
Touchstone Premium Yield Equity Fund
Touchstone Sands Capital Select Growth Fund
Touchstone Small Cap Fund
Touchstone Small Cap Value Fund
Touchstone Ultra Short Duration Fixed Income Fund
(each, a "Fund", and together, the "Funds")

Supplement to the Prospectus and Statement of Additional Information ("SAI")
dated January 30, 2018

Notice of Class C Shares Conversion

Effective January 1, 2019, the Funds will institute a policy that Class C shares of each Fund will automatically convert to Class A shares of the same Fund after they have been held for 10 years. Accordingly, on January 1, 2019, the following is added to the "Choosing a Class of Shares - Class C Shares" section of the Funds' prospectus and the "Choosing a Class of Shares–Share Class Conversions" section of the Funds' SAI:

Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for 10 years. The conversion will not be considered a taxable event for federal income tax purposes. These automatic conversions will be executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-S15-1811